Exhibit 21 Subsidiaries of the Registrant

1.	Alabama Somerby, LLC, a Delaware limited liability company

2.	ARC Air Force Village, L.P., a Tennessee limited partnership

3.	ARC Aurora, LLC, a Tennessee limited liability company

4.	ARC Bahia Oaks, Inc., a Tennessee corporation

5.	ARC Boca Raton, Inc., a Tennessee corporation

6.	ARC Boynton Beach, LLC, a Tennessee limited liability company

7.	ARC Brandywine, LLC, a Tennessee limited liability company

8.	ARC Brandywine Real Estate Holdings, LLC, a Delaware limited liability company

9.	ARC Brookmont Terrace, Inc., a Tennessee corporation

10.	ARC Carriage Club of Jacksonville, Inc., a Tennessee corporation

11.	ARC Castle Hills, L.P., a Tennessee limited partnership

12.	ARC Charlotte, Inc., a Tennessee corporation

13.	ARC Cleveland Heights, LLC, a Tennessee limited liability company

14.	ARC Cleveland Park, LLC, a Tennessee limited liability company

15.	ARC Coconut Creek, LLC, a Tennessee limited liability company

16.	ARC Coconut Creek Management, Inc., a Tennessee corporation

17.	ARC Corpus Christi, LLC, a Tennessee limited liability company

18.	ARC Countryside, LLC, a Tennessee limited liability company

19.	ARC Creative Marketing, LLC, a Tennessee limited liability company

20.	ARC Cypress Station, L.P., a Tennessee limited partnership

21.	ARC Deane Hill, LLC, a Tennessee limited liability company

22.	ARC Delray Beach, LLC, a Tennessee limited liability company

23.	ARC Flint, Inc., a Tennessee corporation

24.	ARC Fort Austin Properties, LLC, a Tennessee limited liability company

25.	ARC Freedom, LLC, a Tennessee limited liability company

26.	ARC Galleria Woods, Inc., a Tennessee corporation

27.	ARC Greenwood Village, Inc., a Tennessee corporation

28.	ARC Hampton Post Oak, Inc., a Tennessee corporation

29.	ARC HDV, LLC, a Tennessee limited liability company

30.	ARC Heritage Club, Inc., a Tennessee corporation

31.	ARC Holland, Inc., a Tennessee corporation

32.	ARC Holland Real Estate Holdings, LLC, a Delaware limited liability company

33.	ARC Holley Court, LLC, a Tennessee limited liability company

34.	ARC Holley Court Management, Inc., a Tennessee corporation

35.	ARC Homewood Corpus Christi, L.P., a Tennessee limited partnership

36.	ARC Homewood Victoria, Inc., a Tennessee corporation

37.	ARC Houston Therapy GP, LLC, a Tennessee limited liability company

38.	ARC Imperial Plaza, Inc., a Tennessee corporation

39.	ARC Imperial Services, Inc., a Tennessee corporation

40.	ARC LaBarc Real Estate Holdings, LLC, a Delaware limited liability company

41.	ARC Lady Lake, Inc., a Tennessee corporation

42.	ARC Lake Seminole Square Real Estate Holdings, LLC, a Delaware limited liability company

43.	ARC Lakeway, L.P., a Tennessee limited partnership

44.	ARC Lakewood, LLC, a Tennessee limited liability company

45.	ARC LifeMed, Inc., a Tennessee corporation

46.	ARC Lowry, LLC, a Tennessee limited liability company

47.	ARCLP-Charlotte, LLC, a Tennessee limited liability company

48.	ARC LP Holdings, LLC, a Tennessee limited liability company

49.	A.R.C. Management Corporation, a Tennessee corporation

50.	ARC Management, LLC, a Tennessee limited liability company

51.	ARC Naples, LLC, a Tennessee limited liability company

52.	ARC Northwest Hills, L.P., a Tennessee limited partnership
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53.	ARC Oakhurst, Inc., a Tennessee corporation

54.	ARC Parklane, Inc., a Tennessee corporation

55.	ARC Park Regency, Inc., a Tennessee corporation

56.	ARC Partners II, Inc., a Tennessee corporation

57.	ARC Pearland, L.P., a Tennessee limited partnership

58.	ARC Pecan Park, L.P., a Tennessee limited partnership

59.	ARC Pecan Park/Padgett, Inc., a Tennessee corporation

60.	ARC Peoria, LLC, a Tennessee limited liability company

61.	ARCPI Holdings, Inc., a Delaware corporation

62.	ARC Pinegate, L.P., a Tennessee limited partnership

63.	ARC Post Oak, L.P., a Tennessee limited partnership

64.	ARC Richmond Heights, LLC, a Tennessee limited liability company

65.	ARC Richmond Place, Inc., a Delaware corporation

66.	ARC Rossmoor, Inc., a Tennessee corporation

67.	ARC Santa Catalina, Inc., a Tennessee corporation

68.	ARC SCC, Inc., a Tennessee corporation

69.	ARC Scottsdale, LLC, a Tennessee limited liability company

70.	ARC Shadowlake, L.P., a Tennessee limited partnership

71.	ARC Shavano, L.P., a Tennessee limited partnership

72.	ARC Shavano Park, Inc., a Tennessee corporation

73.	ARC Somerby Holdings, Inc., a Tennessee corporation

74.	ARC Spring Shadow, L.P., a Tennessee limited partnership

75.	ARC Sun City Center, Inc., a Tennessee corporation

76.	ARC Sun City Center Real Estate Holdings, LLC, a Delaware limited liability company

77.	ARC Sun City Golf Course, Inc., a Tennessee corporation

78.	ARC Tarpon Springs, Inc., a Tennessee corporation

79.	ARC Tennessee GP, Inc., a Tennessee corporation

80.	ARC Therapy Services, LLC, a Tennessee limited liability company

81.	ARC Victoria, L.P., a Tennessee limited partnership

82.	ARC Westlake Village, Inc., a Tennessee corporation

83.	ARC Westover Hills, L.P., a Tennessee limited partnership

84.	ARC Willowbrook, L.P., a Tennessee limited partnership

85.	ARC Wilora Assisted Living, LLC, a Tennessee limited liability company

86.	ARC Wilora Lake, Inc., a Tennessee corporation

87.	Assisted Care of the Villages, a Florida general partnership

88.	Flint Michigan Retirement Housing L.L.C., a Michigan limited liability company

89.	Fort Austin Limited Partnership, a Texas limited partnership

90.	Freedom Group-Lake Seminole Square, Inc., a Tennessee corporation

91.	Freedom Group-Naples Management Company, Inc., a Tennessee corporation

92.	Freedom Village of Holland, Michigan, a Michigan general partnership

93.	Freedom Village of Sun City Center, Ltd., a Florida limited partnership

94.	Homewood at Brookmont Terrace, LLC, a Tennessee limited liability company

95.	LaBarc, L.P., a Tennessee limited partnership

96.	Lake Seminole Square Management Company, Inc., a Tennessee corporation

97.	LifeMed, LLC, a Delaware limited liability company

98.	Plaza Professional Pharmacy, Inc., a Virginia corporation

99.	Senior Houston Therapy, L.P., a Texas limited partnership

100.	Trinity Towers Limited Partnership, a Tennessee limited partnership
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